UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          November 13, 2024

NETWORK-1 TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840

(Address of Principal Executive Offices) (Zip Code)

(212) 829-5770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NTIP	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.

(a)   Resignation of Marcum LLP. On November 13, 2024, Marcum LLP ( “Marcum”) notified Network-1 Technologies, Inc. (“Network-1”) that as a result of the acquisition of Marcum by CBIZ, Inc.(“CBIZ”) that Marcum had to resign as Network-1’s independent registered public accounting firm for the year ended December 31, 2024 due to a conflict of interest related to services performed by CBIZ. Marcum was not required to obtain, and did not seek, Network-1’s consent to its decision to resign and thus neither the Board of Directors of Network-1 or its Audit Committee recommended or approved such resignation. Network-1 has been engaged in the selection of a new independent registered public accounting firm.

The reports of Marcum on the Company's consolidated financial statements as of and for the years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through November 13, 2024, there were no (a) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Marcum a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Marcum’s letter to the Securities and Exchange Commission, dated November 14, 2024, is attached as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibit:

Exhibit No.	Description

16.1	Letter of Marcum LLP, dated November 14, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: November 14, 2024	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz Title: Chairman and Chief Executive Officer